UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2003
                                                  ----------------

                           EMC INSURANCE GROUP INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
 ------------------------------        -----------        ------------------
(State or other jurisdiction of        (Commission        (I.R.S. Employer
       incorporation)                  File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Item 5. Other Events

     On January 29, 2003, EMC Insurance Group Inc. issued the following press release clarifying financial information released by its parent company, Employers Mutual Casualty Company, and announcing a change in Employers Mutual's dividend reinvestment percentage.

     DES MOINES, Iowa (January 29, 2003) - Employers Mutual Casualty Company (Employers Mutual), the parent company of EMC Insurance Group Inc. (Nasdaq/NM:EMCI), today announced to its employees that the statutory combined trade ratio of the EMC Insurance Companies for the year ended December 31, 2002 was 100.7 percent. This announcement was made in conjunction with a company-wide presentation disclosing the results of the company's 2002 contingent salary plan.

     This statutory combined trade ratio is not prepared on the basis of generally accepted accounting principals (GAAP) and reflects the operating results of all subsidiaries and affiliates of Employers Mutual, including the subsidiaries of EMC Insurance Group Inc. As a result, this statutory combined ratio should not be considered indicative of the GAAP-basis operating results that will be reported by EMC Insurance Group Inc. for the fourth quarter and year ended December 31, 2002 on February 25, 2003.

     Employers Mutual has also informed EMC Insurance Group Inc. that it will increase its participation in EMC Insurance Group Inc.'s dividend reinvestment plan from 25 percent to 50 percent for the first quarter of 2003 and expects to surpass the 80 percent ownership threshold of EMC Insurance Group Inc. at that time. Employers Mutual has indicated that it may continue to participate in the dividend reinvestment plan in the future; however, its reinvestment percentage will likely be reduced to a level necessary to maintain the 80 percent ownership threshold.

     EMC Insurance Group Inc., the publicly-held insurance holding company of EMC Insurance Companies, owns subsidiaries with operations in property and casualty insurance and reinsurance. EMC Insurance Companies is one of the largest property and casualty groups in Iowa and among the top 60 insurance groups nationwide. For more information, visit our website www.emcinsurance.com.

     The Private Securities Litigation Reform Act of 1995 provides issuers the opportunity to make cautionary statements regarding forward-looking statements. Accordingly, any forward-looking statement contained in this report is based on management's current expectations and actual results of the Company may differ materially from such expectations. The risks and uncertainties that may affect the actual results of the Company include but are not limited to the following: catastrophic events and the occurrence of significant severe weather conditions; state and federal legislation and regulations; rate competition; changes in interest rates and the performance of financial markets; the adequacy of loss and settlement expense reserves, including asbestos and environmental claims; rate agency actions and other risks and uncertainties inherent to the Company's business.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EMC INSURANCE GROUP INC.
                                    Registrant




                                    /s/ Bruce G. Kelley
                                    --------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer




                                    /s/ Mark Reese
                                    ---------------
                                    Mark Reese
                                    Vice President and
                                    Chief Financial Officer


Date:  January 29, 2003